Exhibit 32.a

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dominion Energy, Inc. (the “Company”), certify that:

1.
the Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 (the “Report”), of the Company to which this certification is an exhibit fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).
2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2026, and for the period then ended.

/s/ Robert M. Blue
Robert M. Blue
President and Chief Executive Officer
October 30, 2026

/s/ Steven D. Ridge
Steven D. Ridge
Executive Vice President and
Chief Financial Officer
October 30, 2026